Liabilities in Arrears - Judgement Settlement Agreement	9 Months Ended
Mar. 31, 2020
Liabilities In Arrears - Judgement Settlement Agreement
Liabilities in Arrears - Judgement Settlement Agreement

NOTE 7: LIABILITIES IN ARREARS – JUDGEMENT SETTLEMENT AGREEMENT

Liabilities in arrears – judgement settlement agreement is comprised of the following:

	March 31,	June 30,
	2020	2019
Note payable, John Fife (dba St. George Investors) / Fife Forbearance [1]	$762,921	$855,660
Total liabilities in arrears – judgement settlement agreement	$762,921	$855,660

[1] effective December 10, 2018, the Company entered into a “Judgment Settlement Agreement” to satisfy in full the Forbearance Agreement with Fife that was previously in effect. As a result, under the Judgment Settlement Agreement, no shares of the Company’s common stock are issuable or eligible to be converted into. Under the terms of the Judgment Settlement Agreement, the Company was required to pay $15,000 per month from January 15, 2019 through and including February 15, 2020, with a final payment of $195,000 due and payable in March of 2020. The Company made all required payments with the exception of the final payment of $195,000 which was due and payable in March of 2020. The Company and Fife are negotiating a structure whereby the Company will be able to make the final payment of $195,000, which may include additional consideration depending on the timing of when the final payment is made. The Company expects to repay Fife the agreed upon balance due as quickly as possible based upon its available capital. The ultimate final payment amount is expected to be less than the liability balance of $762,921 presented as liabilities in arrears – judgement settlement agreement on the consolidated balance sheets.